Exhibit 10.289

15176184

01-14-13

MEMORANDUM OF AGREEMENT

January 25, 2013

The PrivateBank and Trust Company, an Illinois banking corporation (the “Lender”), is the Lender under a Loan and Security Agreement dated as of September 20, 2012, as modified and amended by a Modification Agreement dated as of October 26, 2012 (as so modified and amended, the “Loan Agreement”), by and among the Borrowers named therein (the “Borrowers”), each of which is a party to this Memorandum of Agreement (this “Agreement”), and the Lender.  The Loan under the Loan Agreement (the “Loan”) is guaranteed by AdCare Health Systems, Inc., an Ohio corporation (the “Guarantor”), which is a party to this Agreement.  The Borrowers include Northridge HC&R Nursing, LLC, Woodland Hills HC Nursing, LLC, and APH&R Nursing, LLC, each a Georgia limited liability company (the “Subject Borrowers”).  Capitalized terms used and not otherwise defined in this Agreement shall have the same meanings as in the Loan Agreement.  The Borrowers, the Guarantor and the Lender hereby agree as follows:

1.                                      On December 28, 2012, one or more of the Subject Borrowers made a payment on the Loan to the Lender in the amount of $683,549, which was an amount agreed to by the Borrowers, the Guarantor and the Lender to obtain a release of the Subject Borrowers and their Collateral from the Loan.  In consideration of such payment, the Lender hereby releases each of the Subject Borrowers as a Borrower under the Loan Agreement, and releases the Collateral which is the property of such Subject Borrower as security for the Loan.

2.                                      The Borrowers, the Guarantor and the Lender acknowledge and agree that this Agreement sets forth all of the covenants, promises, agreements, conditions and understandings of the Borrowers, the Guarantor and the Lender relating to the subject matter of this Agreement, and that there are no covenants, promises, agreements, conditions or understandings, either oral or written, among the Borrowers, the Guarantor and the Lender relating to the subject matter of this Agreement other than as are herein set forth.  The Borrowers and the Guarantor also acknowledge that they are executing this Agreement without relying on any statements, representations or warranties, either oral or written, that are not expressly set forth in this Agreement.

3.                                      The Loan Agreement and the other Loan Documents remain in full force and effect as originally executed and delivered by the parties thereto, as modified and amended by the Modification Agreement described above, and subject to the releases contained in this Agreement, and the Loan Agreement and the other Loan Documents, as so modified and amended, are hereby confirmed and reaffirmed by the Borrowers, other than the Subject Borrowers, and the Guarantor, subject to the releases contained in this Agreement.

4.                                      The Borrowers, other than the Subject Borrowers, and the Guarantor hereby (i) acknowledge and agree that the Lender has not heretofore waived any Default or Event of Default under the Loan Agreement or any of the other Loan Documents, or any rights or remedies under the Loan Agreement or any of the other Loan Documents; and (ii) acknowledge and agree that they do not have any defense, setoff or counterclaim to the payment or performance of any of their obligations under, or to the enforcement by the Lender of, the Loan Agreement or any of the other Loan Documents, as modified and amended by the said Modification Agreement, including, without limitation, any defense, setoff or counterclaim based on the covenant of good faith and fair dealing.

5.                                      This Agreement shall inure to the benefit of and shall be binding upon the parties and their respective successors, assigns and legal representatives.  In the event any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.  This Agreement may be amended, changed, modified or altered only by a written instrument executed the party sought to be bound by such amendment, change, modification or alteration.

6.                                      The Borrowers, the Guarantor and the Lender, and their respective legal counsel, have participated in the drafting of this Agreement, and accordingly the general rule of construction to the effect that any ambiguities in a contract are to be resolved against the party drafting the contract shall not be employed in the construction and interpretation of this Agreement.

7.                                      This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same document.  Receipt of an executed signature page to this Agreement by facsimile or other electronic transmission shall constitute effective delivery thereof.

8.                                      This Agreement is prepared and entered into with the intention that the law of the State of Illinois shall govern its construction and enforcement.

[SIGNATURE PAGE(S) AND EXHIBIT(S),

IF ANY, FOLLOW THIS PAGE]

ADK THOMASVILLE OPERATOR, LLC
ADK LUMBER CITY OPERATOR, LLC
ADK JEFFERSONVILLE OPERATOR, LLC
ADK LAGRANGE OPERATOR, LLC
ADK POWDER SPRINGS OPERATOR, LLC
ADK OCEANSIDE OPERATOR, LLC
ADK THUNDERBOLT OPERATOR, LLC
ADK SAVANNAH BEACH OPERATOR, LLC
ATTALLA NURSING ADK, LLC
MOUNTAIN TRACE NURSING ADK, LLC
MT. KENN NURSING, LLC
ERIN NURSING, LLC
CP NURSING, LLC
BENTON NURSING, LLC
VALLEY RIVER NURSING, LLC
PARK HERITAGE NURSING, LLC
HOMESTEAD NURSING, LLC
WOODLAND MANOR NURSING, LLC
MOUNTAIN VIEW NURSING, LLC
NORTHRIDGE HC&R NURSING, LLC
LITTLE ROCK HC&R NURSING, LLC
WOODLAND HILLS HC NURSING, LLC
APH&R NURSING, LLC
GLENVUE H&R NURSING, LLC
COOSA NURSING ADK, LLC

By	/s/ Boyd P. Gentry
Boyd P. Gentry, Manager of Each Borrower

ADCARE HEALTH SYSTEMS, INC.

By	/s/ Boyd P. Gentry
Boyd P. Gentry, Chief Executive Officer

- AdCare Portfolio Operator Loan Memorandum of Agreement -

- Signature Page 1 -

THE PRIVATEBANK AND TRUST COMPANY

By	/s/ Amy K. Hallberg
Amy K. Hallberg, Managing Director

- AdCare Portfolio Operator Loan Memorandum of Agreement -

- Signature Page 2 -